UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 24, 2006

(Date of Report (date of earliest event reported))

Jackson Hewitt Tax Service Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-32215	20-0779692
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

3 Sylvan Way Parsippany, New Jersey	07054
(Address of principal executive office)	(Zip Code)

(973) 630-1040

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Agreements with HSBC Taxpayer Financial Services Inc.

On February 24, 2006, Jackson Hewitt Inc. (“JHI”) and Jackson Hewitt Technology Services Inc. (“JHTSI”), each an affiliate of Jackson Hewitt Tax Service Inc. (the “Company”), entered into the following agreements with HSBC Taxpayer Financial Services Inc. (“HSBC”) and its affiliates:

a.	Program Agreement (the “HSBC Program Agreement”), dated February 24, 2006, between JHI, HSBC and Beneficial Franchise Company, Inc. (“Beneficial Franchise”); and

b.	Technology Services Agreement (the “HSBC Technology Services Agreement”), dated February 24, 2006, between JHTSI and HSBC.

The above agreements (hereinafter collectively referred to as the “HSBC Agreements”) were deemed effective as of January 2, 2006 and will expire on October 31, 2007. Under the HSBC Program Agreement, HSBC will offer, process and administer certain financial products, including refund anticipation loans (“RALs”), to customers of certain of the Company’s franchised and company-owned Jackson Hewitt Tax Service locations (the “HSBC Program”). In connection with the HSBC Program Agreement, HSBC will pay JHI a fixed annual fee. Pursuant to the HSBC Technology Services Agreement, JHTSI will provide certain technology services and related support in connection with the HSBC Program. Under the HSBC Technology Services Agreement, JHTSI will receive a fixed annual fee as well as variable payments tied to growth in the HSBC Program.

Agreements with Santa Barbara Bank & Trust

On February 24, 2006, JHI and JHTSI also entered into the following agreements with Santa Barbara Bank & Trust (“SBBT”), a division of Pacific Capital Bank, N.A:

a.	Program Agreement (the “SBBT Program Agreement”), dated February 24, 2006, between JHI and SBBT; and

b.	Technology Services Agreement (the “SBBT Technology Services Agreement”), dated February 24, 2006, between JHTSI and SBBT.

The above agreements (hereinafter collectively referred to as the “SBBT Agreements”) were deemed effective as of January 2, 2006 and will expire on October 31, 2008. Under the SBBT Program Agreement, SBBT will offer, process and administer certain financial products, including RALs, to customers of certain of the Company’s franchised and company-owned Jackson Hewitt Tax Service locations (the “SBBT Program”). In connection with the SBBT Program Agreement, SBBT will pay JHI a fixed annual fee. Pursuant to the SBBT Technology Services Agreement, JHTSI will provide certain technology services and related support in connection with the SBBT Program. Under the SBBT Technology Services Agreement, JHTSI will receive a fixed annual fee as well as variable payments tied to growth in the SBBT Program.

The Company will seek confidential treatment from the Securities and Exchange Commission for certain portions of the HSBC Agreements and the SBBT Agreements in connection with filing such agreements as exhibits to the Company’s Quarterly Report on Form 10-Q for the period ended January 31, 2006.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

The Amended and Restated Program Agreement, dated as of January 1, 2003, between JHI, Household Tax Masters Inc. and Beneficial Franchise terminated upon the execution of the HSBC Agreements.

The Refund Anticipation Loan Program Agreement, dated May 5, 2004, between JHI and SBBT, as amended, terminated upon the execution of the SBBT Agreements.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 1, 2006, the Company issued a press release announcing the Company’s third quarter fiscal 2006 results. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated by reference in its entirety.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

See Exhibit Index.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSON HEWITT TAX SERVICE INC.

By:	/s/ Mark L. Heimbouch
Mark L. Heimbouch
Executive Vice President and Chief Financial Officer

Date: March 1, 2006

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JACKSON HEWITT TAX SERVICE INC.

CURRENT REPORT ON FORM 8-K

Report Dated March 1, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated March 1, 2006: Jackson Hewitt Reports Third-Quarter Fiscal 2006 Results

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